September 10, 2001


Dear Fellow Shareholders,


We are pleased to present the third annual report of the Dobson Covered Call Fund (DBCCX). I would like to refer you to the management discussion and analysis below for specific details about the Dobson Covered Call Fund performance. Most importantly, we wish to thank you, our shareholders, for investing with us.

Sincerely,



Charles L. Dobson
Portfolio Manager

The prospectus should be read carefully before investing. To request a prospectus for more complete information, including charges and expenses, call toll free 1-800-934-5550. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc.,
431 North Pennsylvania Street
Indianapolis, IN 46204

Member NASD, SIPC.

Management's Discussion of Fund Performance

For the twelve-month period ended July 31, 2001, the Fund's total return was -1.54% while the S&P 500 Index declined -14.33%. The average annual return since inception for the Fund was 4.05% vs. -0.55% for the S&P 500 Index. The Fund achieved these results with a volatility or risk level that was approximately 66% of the S&P 500 Index. The Fund's standard deviation or risk level based on monthly returns was 3.12 vs. 4.72 for the S&P 500 Index. Standard deviation is a statistical term that refers to the measurement of volatility and is a computational method of measuring the divergence of returns around the average return. Statistically, the lower the standard deviation number the less volatile returns have been over a defined time period.

As we said in the last annual report, we have chosen to compare the Fund's results to the S&P 500 Index because the S&P 500 Index is one of the most widely recognized benchmarks. This comparison is also valuable in explaining how the Fund's results were achieved.
                                        Dobson Covered
                                          Call Fund            S&P 500 Index

Standard Deviation (volatility level)
Comparison (04/01/99 through 07/31/01)           3.12            4.72


6-Month Actual Return
For the Period Ended 07/31/01                   -2.81%         -10.78%

Average Annual Total Return
For the Period Ended 07/31/01
Since Inception (03/24/99)                      4.05%           -0.55%
One Year                                       -1.64%          -14.33%

[OBJECT OMITTED]


Monthly returns   DCCF     S&P 500 Index    Dobson CoverS&PC500 Index$$9,870
                                              10000       10000
        03/31/99     1.039 1.01946            10390     10194.6
        04/30/99  1.029836 1.038725           10700     10589.4
        05/31/99  0.991589 0.976419           10610     10339.7
        06/30/99  1.032988 1.055453           10960       10913
        07/31/99  0.983577  0.9688            10780     10572.6
        08/31/99  1.010204 0.995052           10890     10520.2
        09/30/99  0.976125 0.972618           10630     10232.2
        10/31/99   1.03857 1.063255           11040     10879.4
        11/30/99  1.009058 1.020328           11140     11100.6
        12/31/99  0.996788 1.05886          11104.22      11754
        01/31/00  0.976437 0.949763         10842.57    11163.5
        02/29/00  0.952703 0.981089         10329.75    10952.4
        03/31/00  1.081054 1.097767         11167.02    12023.1
        04/30/00   1.01687 0.969926         11355.41    11661.6
        05/31/00  0.999078 0.979472         11344.94    11422.2
        06/30/00   0.99262 1.024656         11261.21    11703.8
        07/31/00  0.991636 0.984342         11167.02    11520.5
        08/31/00  1.041237 1.062079         11627.51    12235.7
        09/30/00  0.977498 0.94722          11365.87    11589.9
        10/31/00  1.004604 0.995758         11418.2     11540.7
        11/30/00   0.96517 0.921218         11020.5     10631.5
        12/31/00  1.011596 1.004906         11148.29    10683.7
        01/31/01  1.012658 1.035962         11301.17    11062.6
        02/28/01                          10724.94    10054.5
        03/31/01                          10242.78    9417.62
        04/30/01                          10760.22    10148.9
        05/31/01                          10983.65      10217
        06/30/01                          10677.9      9968.4
        07/31/01                          10983.65    9870.22


      This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on March 24, 1999 (inception of the Fund) and held through July 31, 2001. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund's return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.

[OBJECT OMITTED]

Let me say a few words about the Fund's overall investment strategy.

The Fund holds stocks to match S&P 500 industry weights. For example, if the technology industry is 20% of the S&P 500 Index, approximately 20% of the stocks in the Fund's portfolio are in the technology industry. I use the word approximately because we don't rebalance the portfolio daily. This would be costly from a transaction standpoint and not much would be gained. Currently we rebalance every six months if necessary.

The Fund writes/sells individual stock options on the securities it owns. The current prospectus requires that the Fund have at least 65% of its underlying securities covered with call options. As a practical matter virtually all of the Fund's securities are covered with the exception of utility stocks and spin-offs such as AT&T Wireless, which was spun off from AT&T.

The Fund targets a monthly volatility of returns that is between 60% and 70% of the monthly volatility of the S&P 500 Index. As you can see from the risk comparison chart, that number was 66% for the period April 1999 through July 2001. Our expectation is that by maintaining this volatility we will be able to outperform the S&P 500 Index over time provided the Index doesn't exceed an annualized return of 10% a year. Clearly for the two years and four months of the Fund's existence it has outperformed the Index just as we expected. As usual we must say that past results do not predict future returns but to date our expectations were met. For a more detailed discussion of how volatility reduction can enhance return please see the summer 2000 edition of Blueprint (a publication of the Options Industry Council) Volume 6 Number 2. You can view this at their web site www.888options.com or by calling the Council toll free at 1-888-OPTIONS. You may also contact the advisor for a copy.

Another question we received very often last year was the level of income the Fund will distribute. Income is derived from dividends on the Fund's underlying securities, interest on cash held for investment (the Fund attempts to keep its cash level below 10%) and short term capital gains from expiring options or options repurchased for less than they were sold. The gain or loss from expiring or repurchased options is considered short term capital gains. It should be remembered that the Fund's objective is total return over the long term. However, we believe its dividend payout will tend to be higher than most equity funds because of the short term capital gains derived from the options.

Let'snow discuss how the Fund achieved its results for the past fiscal year. For almost all of the year option premiums were higher than usual. These healthy premiums allowed us to offset some if not all of the losses of those securities that declined in value. Higher premiums also allowed us to capture more of the gain of those underlying securities that appreciated in value.

This is an important concept so let me demonstrate with an example. Assume we buy a stock for $50 and sell an option on that stock for $3 with a strike or exercise price of $55.

Example one. At expiration the stock depreciates 10% to $45. We have a loss of 10% on the stock and a gain of 6% on the option (3 divided by 50) for a net loss of 4% - clearly better than owning the stock uncovered. We also have $3 of income to distribute or reinvest.


Example two. At expiration the stock appreciates 10% to $55. We have a gain on the stock of 10% and a gain of 6% on the option for a total gain of 16% - again clearly better than owning the stock uncovered. We also have $3 of income to distribute or reinvest.

Although this is an exaggerated example, it does demonstrate that a covered call strategy not only can reduce losses if the underlying security depreciates, it can also add to the return of the underlying security if it appreciates moderately. Most literature refers to covered call writing as a defensive strategy. We believe a more proper definition is moderately bullish.

Getting back to the Fund's results, another major factor is diversification of the underlying securities. For example, if we had been entirely invested in the technology industry our results would clearly have been worse because the underlying stocks would have depreciated much more than the protection provided by selling options. Diversification also applies to the type of options written and the duration of those options. We use a combination of in, at and out of the money options with a duration normally being no more than six months.

A logical question to ask is how would the Fund have performed if option premiums were not so high? Using the example above, let us assume we could only sell the option for $1 instead of $3. We still would be better off by selling the option as opposed to just owning the underlying security. Translating this to the Fund's results, it would be reasonable to assume we still would have outperformed the S&P 500 Index by a large percentage but not by as much as we did this year.

I hope the above has given you a better understanding of your Fund's investment strategy and results. As always we welcome your comments and questions.

Some brief words about our view of the overall economy. - We believe the United States stock market is in for several years of under performance. By that we expect returns of around 5% to 8% a year. As more countries open up their markets we believe competition in most industries, including agriculture and technology, will become more competitive. This competition will have the effect of keeping inflation low and profits down so we believe stocks will be kept to moderate gains. Given this scenario a moderately bullish strategy like our covered call strategy would be a prudent investment. Because we can't guarantee our view is 100% correct, we always encourage investors to be diversified.

We would be remiss if we didn't acknowledge Dr. Sheen Kassouf of the University of California at Irvine for his pioneering work in this area. His study "Long Term Investment Alternatives for Fiduciaries: An Analysis of Stocks, Bonds, Bills and Optioned Equities (1950-1974)" forms the basis of your Fund's investment strategy. Although this study is over 26 years old, its basic principles with some fine-tuning are just as valid today as then. The Fund's results are the best evidence of that. Sheen and his brother Ned formed the first investment advisory firm dedicated to option strategies in 1970. They have graciously passed on the knowledge they gained from using options in all types of markets to me, as I was an employee of their firm for many years.

Dobson Covered Call Fund
Schedule of Investments - July 31, 2001

Common Stocks - 95.2%                               Shares                Value

Aircraft - 3.5%
Boeing Co. (a)                                        1,000            $ 58,530
                                                                     -----------

Beverages - 2.7%
Coca-Cola Co. (a)                                     1,000              44,600
                                                                     -----------

Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties - 2.6%
Heinz (H.J.) Co. (a)                                  1,000              43,210
                                                                     -----------

Computer Communications Equipment - 2.3%
Cisco Systems, Inc. (a) (b)                           2,000              38,440
                                                                     -----------

Construction Machinery & Equipment - 3.3%
Caterpillar, Inc. (a)                                 1,000              55,100
                                                                     -----------

Cutlery, Handtools & General Hardware - 1.7%
Gillette Co. (a)                                      1,000              27,870
                                                                     -----------

Electric Services - 4.7%
Duke Energy Corp.                                     2,000              77,220
                                                                     -----------

Electronic Computers - 3.3%
Dell Computer Corp. (a) (b)                           2,000              53,860
                                                                     -----------

Fire, Marine & Casualty Insurance - 5.0%
American International Group, Inc. (a)                1,000              83,250
                                                                     -----------

Motor Vehicle Parts & Accessories - 2.2%
Honeywell International, Inc. (a)                     1,000              36,870
                                                                     -----------

Motor Vehicles & Passenger Car Bodies - 1.5%
Ford Motor Co. (a)                                    1,000              25,470
                                                                     -----------

National Commercial Banks - 10.7%
Bank of America Corp. (a)                             1,000              63,620
Citigroup, Inc. (a)                                   1,333              66,930
Wells Fargo & Co. (a)                                 1,000              46,060
                                                                     -----------
                                                                        176,610
                                                                     -----------
Oil, Gas Field Services - 3.3%
Schlumberger Ltd. (a)                                 1,000              53,750
                                                                     -----------

Paper Mills - 2.5%
International Paper Co. (a)                           1,000              40,750
                                                                       ---------

Petroleum Refining - 3.5%
Royal Dutch Petroleum Co. (a) (d)                     1,000              58,000

                                                                     -----------

Dobson Covered Call Fund
Schedule of Investments  - July 31, 2001 - cont.

Common Stocks - 95.2% - cont.                       Shares                Value

Pharmaceutical Preparations - 12.1%
American Home Products Corp. (a)                      1,000            $ 60,310
Bristol-Myers Squibb Co. (a)                          1,000              59,140
Pfizer, Inc. (a)                                      1,000              41,220
Schering-Plough Corp. (a)                             1,000              39,050
                                                                     -----------
                                                                        199,720
                                                                     -----------
Photographic Equipment & Supplies - 2.6%
Eastman Kodak Co. (a)                                 1,000              43,310
                                                                     -----------

Radio Telephone Communications - 0.4%
AT&T Wireless Services, Inc.                            321               5,999
                                                                     -----------

Retail - Eating Places - 1.8%
McDonald's Corp. (a)                                  1,000              29,140
                                                                     -----------

Retail - Lumber & Other Building Materials Dealers - 3.0%
Home Depot, Inc. (a)                                  1,000              50,370
                                                                     -----------

Retail - Variety Stores - 3.4%
Wal-Mart Stores, Inc. (a)                             1,000              55,900
                                                                     -----------

Security Brokers, Dealers & Flotation Companies - 0.9%
Charles Schwab Corp. (a)                              1,000              14,990
                                                                     -----------

Semiconductors & Related Devices - 3.6%
Intel Corp. (a)                                       2,000              59,620
                                                                     -----------

Services - Miscellaneous Amusement & Recreation - 1.6%
Walt Disney Co. (a)                                   1,000              26,350
                                                                     -----------

Services - Prepackaged Software - 6.2%
Microsoft Corp. (a) (b)                               1,000              66,190
Oracle Corp. (a) (b)                                  2,000              36,160
                                                                     -----------
                                                                     -----------
                                                                        102,350
                                                                     -----------
Telephone Communications (No Radio Telephone) - 6.8%
AT&T Corp. (a)                                        1,000              20,210
BellSouth Corp. (a)                                   1,000              40,700
Lucent Technologies, Inc.                             1,000               6,700
SBC Communications, Inc. (a)                          1,000              45,030
                                                                     -----------
                                                                        112,640
                                                                     -----------

TOTAL COMMON STOCKS (Cost $1,856,755)                                 1,573,919
                                                                     -----------



Dobson Covered Call Fund
Schedule of Investments  - July 31, 2001 - cont.

                                                    Principal
                                                    Amount              Value
Money Market Securities - 7.7%
Federated Prime Obligations Fund, 3.51% (c) (Cost $1126,923           $ 126,923
                                                                     -----------

TOTAL INVESTMENTS - 102.9% (Cost $1,983,678)                          1,700,842
                                                                     -----------
                                                                     -----------
Liabilities in excess of other assets - (2.9)%                          (48,349)
                                                                     -----------
                                                                     -----------
Total Net Assets - 100.0%                                            $ 1,652,493
                                                                     ===========

(a) Security is segregated as collateral for options written.
(b) Non-income producing
(c) Variable rate security; the coupon rate shown represents the rate at July 31, 2001.
(d) American Depositary Receipts

Call Options Written July 31, 2001

                                                                          Shares
                                                                         Subject
Common Stocks / Expiration Date @ Exercise Price             to Call     Value

AT&T Corp. / October 2001 @ 22.50                               1,000     $ 500
American Home Products Corp. / October 2001 @ 65                1,000     1,300
American International Group, Inc. / August 2001 @ 85           1,000       550
Bank of America Corp. / August 2001 @ 60                        1,000     4,200
BellSouth Corp. / September 2001 @ 40                           1,000     2,300
Boeing Co. / August 2001 @ 70                                   1,000        50
Bristol-Myers Squibb Co. / September 2001 @ 60                  1,000     1,850
Caterpillar, Inc. / August 2001 @ 50                            1,000     5,300
Charles Schwab Corp. / September 2001 @ 17.50                   1,000       350
Cisco Systems, Inc. / August 2001 @ 17.50                       1,000     2,200
Cisco Systems, Inc. / October 2001 @ 22.50                      1,000     1,050
Citigroup, Inc. / December 2001 @ 55                            1,300     2,470
Coca-Cola Co. / August 2001 @ 55                                1,000       150
Dell Computer Corp. / August 2001 @ 35                          1,000        50
Dell Computer Corp. / November 2001 @ 30                        1,000     1,750
Eastman Kodak Co. / October 2001 @ 50                           1,000       400
Ford Motor Co. / September 2001 @ 25                            1,000     1,150
Gillette Co. / September 2001 @ 30                              1,000       500
Heinz (H.J.) Co. / September 2001 @ 45                          1,000       550
Home Depot, Inc. / August 2001 @ 55                             1,000       250
Honeywell International, Inc. / September 2001 @ 40             1,000     1,000
Intel Corp. / August 2001 @ 30                                  1,000     1,100
Intel Corp. / September 2001 @ 30                               1,000     1,950
International Paper Co. / October 2001 @ 42.50                  1,000     1,550
McDonald's Corp. / September 2001 @ 30                          1,000       800
Microsoft Corp. / August 2001 @ 70                              1,000       700
Oracle Corp. / August 2001 @ 17.50                              1,000     1,200
Oracle Corp. / September 2001 @ 20                              1,000       950
Pfizer, Inc. / September 2001 @ 45                              1,000       400
Royal Dutch Petroleum Co. / October 2001 @ 65                   1,000       425
SBC Communications, Inc. / October 2001 @ 45                    1,000     2,650
Schering-Plough Corp. / August 2001 @ 45                        1,000       150
Schlumberger Ltd. / August 2001 @ 75                            1,000       200
Wal-Mart Stores, Inc. / September 2001 @ 55                     1,000     2,850
Walt Disney Co. / October 2001 @ 35                             1,000       150
Wells Fargo & Co. / October 2001 @ 55                           1,000       175
                                                                    -----------

Total (premiums received $63,646)                                     $ 43,170
                                                                    ===========

Dobson Covered Call Fund                                 July 31, 2001
Statement of Assets & Liabilities


Assets
Investment in securities (cost $1,983,678)                 $ 1,700,842
Cash                                                               120
Dividends receivable                                             1,271
Interest receivable                                                257
Prepaid registration                                             1,000
Receivable from Advisor                                          4,170
                                                          -------------

   Total assets                                              1,707,660
                                                          -------------


Liabilities
Accrued expenses                                                11,997
Covered call options written -
   (premiums received $63,646)                                  43,170
                                                          -------------

   Total liabilities                                            55,167
                                                          -------------

Net Assets                                                 $ 1,652,493
                                                          =============

Net Assets consist of:
Paid in capital                                              1,824,984
Accumulated net investment loss                                (19,293)
Accumulated undistributed net realized gain on investments     109,162
Net unrealized depreciation on investments                    (262,360)
                                                          -------------


Net Assets, for 176,906 shares                             $ 1,652,493
                                                          =============

Net Asset Value

Net Assets
Offering price and redemption price per share
  ($1,652,493 / 176,906)                                        $9.34
                                                          =============

Dobson Covered Call Fund
Statement of Operations for the
  year ended July 31, 2001


Investment Income
Dividend income                                                $ 23,298
Interest income                                                   6,836
                                                              ----------
                                                              ----------
Total Income                                                     30,134
                                                              ----------

Expenses
Investment advisory fees                                              0
Administration fees [Note 3]                                     30,000
Transfer agent fees [Note 3]                                     14,735
Pricing & bookkeeping fees [Note 3]                               9,600
Custodian fees                                                    8,450
Audit fees                                                        6,273
Legal fees                                                        4,650
Registration fees                                                 2,851
Trustees' fees                                                    2,094
Shareholder reports                                               1,831
Postage expense                                                     143
Insurance expense                                                    96
                                                              ----------
Total expenses before reimbursement                              80,723
Reimbursed expenses                                             (57,398)
                                                              ----------
                                                              ----------
Net operating expenses                                           23,325
                                                              ----------

Net Investment Income                                             6,809
                                                              ----------

Realized & Unrealized Gain (Loss)
Net realized loss on investment securities                      (16,086)
Net realized gain on options transactions                       173,882
Change in net unrealized appreciation (depreciation)
   on investment securities                                    (185,743)
                                                              ----------
Net realized and unrealized gain (loss) on investment securities
   & options transactions                                       (27,947)
                                                              ----------

Net increase (decrease) in net assets resulting from operation$ (21,138)
                                                              ==========

Dobson Covered Call Fund
Statement of Changes in Net Assets



                                                          For the         For the
                                                        year ended      year ended
                                                       July 31, 2001   July 31, 2000
                                                       --------------  --------------
Increase (Decrease) in Net Assets
Operations
Net investment income                                        $ 6,809         $ 4,631
Net realized gain (loss) on investment securities            (16,086)         88,905
Net realized gain on options transactions                    173,882     64,001
Change in net unrealized appreciation (depreciation)        (185,743)       (105,243)
                                                       --------------  --------------
                                                       --------------  --------------
Net increase (decrease) in net assets resulting
from operations                                              (21,138)         52,294
                                                       --------------  --------------
Distributions to Shareholders
From investment income                                       (29,199)         (1,730)
From net realized gain                                      (141,022)        (66,251)
                                                       --------------  --------------
Total distributions                                         (170,221)        (67,981)
                                                       --------------  --------------
Capital Share Transactions
Proceeds from shares sold                                    141,335         251,616
Reinvestment of distributions                                170,221          67,981
Amount paid for shares repurchased                            (7,616)       (139,241)
                                                       --------------  --------------
Net increase in net assets resulting
    from capital share transactions                          303,940         180,356
                                                       --------------  --------------
                                                       --------------  --------------
Total Increase in Net Assets                                 112,581         164,669
                                                       --------------  --------------

Net Assets
Beginning of period                                        1,539,912       1,375,243
                                                       --------------  --------------
End of period [including accumulated undistributed net
   investment income (loss) of $(18,179)
   and $4,211, respectively]                              $1,652,493     $ 1,539,912
                                                       ==============  ==============

Capital Share Transactions
Shares sold                                                   15,446          24,319
Shares issued in reinvestment of distributions                17,909           6,425
Shares repurchased                                              (791)        (13,957)
                                                       --------------  --------------

Net increase from capital transactions                        32,564          16,787
                                                       ==============  ==============


Dobson Covered Call Fund
Financial Highlights


                                    For the           For the          For the
                                   year ended        year ended      period ended
                                 July 31, 2001     July 31, 2000    July 31, 1999 (c)
                                 ---------------   ---------------  --------------
Selected Per Share Data
Net asset value, beginning of period    $ 10.67           $ 10.78         $ 10.00
                                 ---------------   ---------------  --------------
Income from investment operations
   Net investment income                   0.04              0.03            0.01
   Net realized and unrealized gain/(loss)(0.22)             0.35            0.77
                                 ---------------   ---------------  --------------
Total from investment operations          (0.18)             0.38            0.78
                                 ---------------   ---------------  --------------
Less distributions
   From net investment income             (0.18)            (0.01)           0.00
   From net realized gain                 (0.97)            (0.48)           0.00
                                 ---------------   ---------------  --------------
Total distributions                       (1.15)            (0.49)           0.00
                                 ---------------   ---------------  --------------
                                 ---------------
Net asset value, end of period           $ 9.34           $ 10.67         $ 10.78
                                 ===============   ===============  ==============

Total Return                              (1.64)%           3.59%           7.80%  (b)

Ratios and Supplemental Data
Net assets, end of period (000's)        $1,652            $1,540          $1,375
Ratio of expenses to average net assets   1.50%             1.50%           1.50%  (a)
Ratio of expenses to average net assets
   before reimbursement                   5.19%             5.47%           9.77%  (a)
Ratio of net investment income to
   average net assets                     0.44%             0.31%           0.32%  (a)
Ratio of net investment income to
   average net assets before reimbursement(3.25)%           (3.66)%         (7.95)%(a)
Portfolio turnover rate                   6.62%            31.75%          47.01%  (a)

(a)  Annualized
(b)  For a period of less than a full year, the total return is not annualized.
(c)  March 24, 1999 (commencement of operations) to July 31, 1999

                            Dobson Covered Call Fund
                          Notes to Financial Statements
                                  July 31, 2001



NOTE 1.  ORGANIZATION

      Dobson Covered Call Fund (the "Fund") was organized as a series of the AmeriPrime Funds (the "Trust") on March 22, 1999 and commenced operations on March 24, 1999. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is total return over the long term. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations - Securities that are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Funds' advisor (the "Advisor"), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     Option writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

                            Dobson Covered Call Fund
                          Notes to Financial Statements
                            July 31, 2001 - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

     Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Dobson Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor is a California corporation established in September 1998. Charles L. Dobson is the president, director and sole shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund, less the amount by which total operating expenses, including management fees, exceed 1.50% of the average value of its daily net assets, to the extent the management fee equals zero. The remaining portion of expenses will be reimbursed by the Advisor. For the fiscal year ended July 31, 2001, the Advisor received fees of $0 from the Fund. For the year ended July 31, 2001, the Advisor reimbursed Fund expenses of $57,398.

     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, AmeriPrime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc. ("Unified"), still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

     The Fund retains Unified to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal year ended July 31, 2001, the administrator received fees of $30,000 from the Fund for administrative services provided to the Fund.

     The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the year ended July 31, 2001, Unifed received fees of $14,735 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 million to $100 million). For the fiscal year ended July 31, 2001, Unified received fees of $9,600 from the Fund for fund accounting services provided to the Fund.

                            Dobson Covered Call Fund
                          Notes to Financial Statements
                            July 31, 2001 - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     Prior to December 31, 2000, the Fund hat retained AmeriPrime Financial Securities, Inc. to act as the principal distributor of its shares. Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective December 31, 2000, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. There were no payments made to either distributor during the fiscal year ended July 31, 2001. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Advisor and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. Effective December 10, 1999 the 12b-1 plan was inactivated and as a result there were no 12b-1 payments made to either Distributor for the fiscal year ended July 31, 2001. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.


NOTE 4.  INVESTMENTS

     For the fiscal year ended July 31, 2001, purchases and sales of investment securities, other than short term investments, aggregated $429,945 and $98,207, respectively. As of July 31, 2001, the gross unrealized appreciation for all securities totaled $131,776 and the gross unrealized depreciation for all securities totaled $394,136 for a net unrealized depreciation of $262,360. The aggregate cost of securities for federal income tax purposes at July 31, 2001 was $1,999,414. The difference between book cost and tax cost consists of wash sales in the amount of $15,736.


NOTE 5. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 6. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2001, Charles L. Dobson, President of the Advisor, beneficially owned in aggregate more than 67% of the Fund.

                             Dobson Covered Call Fund
                          Notes to Financial Statements
                            July 31, 2001 - continued


NOTE 7. CALL OPTIONS WRITTEN

     As of July 31, 2001, portfolio securities valued at $1,482,343 were held in escrow by the custodian as cover for call options written by the Fund.

     Transactions in options written during the fiscal year ended July 31, 2001 were as follows:

                                               Number of    Premiums
                                               Contracts    Received
 Options outstanding at July 31, 2000              290      $66,545
 Options written                                 1,605      326,054
 Options written due to stock splits                13
                                                                  0
 Options terminated in closing purchase           (376)
 transactions                                               (80,567)
 Options expired                                (1,149)    (242,644)

 Options exercised                                 (20)      (5,742)
                                                  ----   -----------
 Options outstanding at July 31, 2001              363       $63,646

                                               =======     =========

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Dobson Covered Call Fund (a series of the AmeriPrime Funds)

We have audited the accompanying statement of assets and liabilities of the Dobson Covered Call Fund, including the schedule of portfolio investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, and for the period of March 24, 1999 (commencement of operations) ___ through July 31, 1999. ___ These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements ___ and financial ___ highlights ___ are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of July 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dobson Covered Call Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period of March 24, 1999 (commencement of operations) through July 31, 1999, in conformity with accounting principles generally accepted in the United States.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
August 17, 2001